UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Cleco Corporate Holdings LLC and Cleco Power LLC are indirect wholly owned subsidiaries of Cleco Partners L.P. On April 24, 2026, Cleco Partners L.P. entered into an Equity Purchase Agreement (the “Purchase Agreement”) with affiliated acquisition entities sponsored by Stonepeak and Bernhard Capital Partners (collectively, the “Buyer”). Pursuant to the Purchase Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, the Buyer has agreed to acquire all of the outstanding equity interests of Cleco Group, LLC, (“Cleco”), a consolidated subsidiary of Cleco Partners L.P., from Cleco Partners L.P. (the “Transaction”). Cleco is currently privately held and is expected to remain privately held, following the completion of the Transaction under new ownership.
Completion of the Transaction is subject to various customary closing conditions, including, among others, receipt of required regulatory approvals, including approvals from the Louisiana Public Service Commission, the expiration or termination of applicable waiting periods under the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions. There can be no assurance that the conditions to the completion of the Transaction will be satisfied or waived or that the Transaction will be completed on the terms currently contemplated or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: April 27, 2026	By:	/s/ Samuel Kennedy
Samuel Kennedy
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: April 27, 2026	By:	/s/ Samuel Kennedy
Samuel Kennedy
Controller and Chief Accounting Officer